                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                          _______________________


                                  FORM 8-K



                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 22, 1996


                         Boise Cascade Corporation
             (Exact Name of Registrant as Specified in Charter)




         Delaware                     1-5057               82-0100960
(State or Other Jurisdiction        (Commission          (IRS Employer
      of Incorporation)             File Number)       Identification No.)


 1111 West Jefferson Street
      Boise, Idaho                                            83728
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (208) 384-6161


                            Not applicable
   (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

            On May 22, 1996, the Company amended its existing shelf registration (Registration No. 33-54533) and entered into an Agency Agreement with Goldman Sachs & Co. and Salomon Brothers Inc, relating to the possible issuance and sale of up to $275,400,000 Medium-Terms Notes, Series A (the "Notes"). The Company filed a Prospectus Supplement for the Notes with the Securities and Exchange Commission on May 22, 1996.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            The following exhibits, as required by Item 601 of Regulation S-K, are attached to this Current Report:

         1.1 - Form of Agency Agreement dated May 22, 1996 between Boise Cascade Corporation, Goldman, Sachs & Co. and Salomon Brothers Inc, including the form of Purchase Agreement, relating to the Notes.

         4.1 - Form of Officers' Certificate and Authentication Order dated May 22, 1996, relating to the Notes, including the exhibits thereto containing forms of the Notes.

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              BOISE CASCADE CORPORATION





                              By: /s/ Irving Littman
                                  Name:  Irving Littman
                                  Title: Vice President and Treasurer



Date: May 22, 1996

                               Exhibit Index


 Exhibit                      Item

   1.1  -    Form of Agency Agreement dated May 22, 1996
             between Boise Cascade Corporation, Goldman,
             Sachs & Co. and Salomon Brothers Inc,
             including the form of Purchase Agreement, relating to the Notes.

   4.1  -    Form of Officers' Certificate and
             Authentication Order dated May 22, 1996, relating to the Notes, including the exhibits containing forms of the Notes.